UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2009 (August 26, 2009)
TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 17th Street, Suite 1600 North Denver, CO	80202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 565-4600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K of Teton Energy Corporation (“Teton,” the “Company,” “we,” “us” or “our”), and the documents incorporated by reference, contain both historical and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, written, oral or otherwise made, represent the Company’s expectation or belief concerning future events. All statements, other than statements of historical fact, are or may be forward-looking statements. For example, statements concerning projections, predictions, expectations, estimates or forecasts, and statements that describe our objectives, future performance, plans or goals are, or may be, forward-looking statements. These forward-looking statements reflect management’s current expectations concerning future results and events and can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “likely,” “predict,” “potential,” “continue,” “future,” “estimate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” and other similar words or phrases, as well as statements in the future tense.
Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance, or achievements to be different from any future results, performance and achievements expressed or implied by these statements. The following important risks and uncertainties could affect our future results, causing those results to differ materially from those expressed in our forward-looking statements:
•	Our ability to continue as a going concern;

•	Our ability to service current and future indebtedness and comply with the covenants related to the debt facilities or our ability to receive forbearance therefrom;

•	General economic and political conditions, including governmental energy policies, tax rates or policies, inflation rates and constrained credit markets;

•	The market price of, and supply/demand balance for, oil and natural gas;

•	Our success in completing development and exploration activities, when and if we are able to resume those activities;

•	Expansion and other development trends of the oil and gas industry;

•	Acquisitions and other business opportunities that may be presented to and pursued by us;

•	Our ability to integrate our acquisitions into our company structure; and

•	Changes in applicable laws and regulations.
These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, including unknown or unpredictable ones could also have material adverse effects on our future results.
The forward-looking statements included in this Current Report are made only as of the date set forth on the front of the document. We expressly disclaim any intent or obligation to update any forward-looking statements to reflect new information, subsequent events, changed circumstances, or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.
Effective as of August 26, 2009 (the “Effective Date”), Teton Energy Corporation (“Teton” or the “Company”) entered into a Third Amendment to the Second Amended and Restated Credit Agreement and Forbearance Agreement (the “Third Amendment”) with JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent, and each of the financial institutions identified in the Third Amendment (hereinafter collectively referred to as the “Lenders”). All capitalized terms not defined herein shall have the meaning set forth in the Third Amendment incorporated by reference therein.
Under the terms of the Third Amendment:
(a) The Company’s pre-existing borrowing base capacity was decreased from $20,000,000 to $14,000,000 continuing until the next scheduled redetermination, interim redetermination or other redetermination of the borrowing base and the conforming borrowing base thereafter.
(b) The Company, the Administrative Agent, and each of the Lenders agreed to forbear from exercising their rights and remedies as a result of the Specified Default (the Company’s failure to repay the Borrowing Base Deficiency of $8,484,296 on August 25, 2009) under the Loan Documents to (i) accelerate the outstanding principal balance of the Loans; and (ii) to commence foreclosure proceedings under the Security Instruments, during the period from the Effective Date until the earlier of (A) the occurrence of any Default or Event of Default other than the Specified Defaults, or (B) 5:00 p.m., September 15, 2009.
(c) The definition of interest payment date has been revised to mean, with respect to any ABR Loan, the last day of each month and with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest period that occurs at intervals of one month’s duration after the first day of such Interest Period.
(d) From and after August 25, 2009, any payments due under the Loan Documents are subject to a Post Default Interest Rate calculated at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans or Eurodollar Loans.
(e) The Company agreed to obtain fully executed account control agreements in a form and substance satisfactory to the Administrative Agent and the Majority Lenders covering all of the Company’s and its subsidiaries’ deposit accounts including without limitation accounts held at Wells Fargo Bank, N.A.
(f) the definition of loan documents (“Loan Documents”) has been revised to mean the Third Amendment, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Intercreditor Agreement and the Security Instruments.
(g) The Company, consistent with its fiduciary obligations, shall continue to pursue diligently various strategic alternatives such as raising additional capital, merger reorganization, restructuring, or sale of all or substantially all of the assets of the Company and its subsidiaries.
There are no other material relationships between the Company or its affiliates and JPMorgan Chaser or the Lenders, other than in respect to the Third Amendment.
The foregoing summary of the Third Amendment is qualified in its entirety by reference to the definitive transaction documents, a copy of which is attached as Exhibit 10.1 to this Current Report.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits
(a) Financial statements of businesses acquired
N/A

(b) Pro forma financial information
N/A
(c) Shell company transactions
N/A
(d) Exhibits

Exhibit No.	Description

10.1	Form of Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 1, 2009

TETON ENERGY CORPORATION
By:	/s/ James J. Woodcock
James J. Woodcock
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Third Amendment to Second Amended and Restated Credit Agreement and Forbearance Agreement.